UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

Filed by the Registrant  ☒                            Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

DELTA AIR LINES, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:

	(2)	Aggregate number of securities to which the transaction applies:

	(3)	Per unit price or other underlying value of the transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

	(4)	Proposed maximum aggregate value of the transaction:

	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on June 15, 2012.

DELTA AIR LINES, INC.	Meeting Information
	Meeting Type:	Annual Meeting
	For holders as of:	April 20, 2012
Date: June 15, 2012 Time: 7:30 AM EDT
DELTA AIR LINES, INC. 1030 DELTA BLVD. DEPARTMENT 829 ATLANTA, GA 30354-1989	Location: AXA Equitable Center 787 Seventh Avenue New York, NY 10019
You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE OF ANNUAL MEETING            PROXY STATEMENT            ANNUAL REPORT ON FORM 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com
* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor or to Delta Air Lines, Inc. Please make the request as instructed above on or before June 3, 2012 to facilitate timely delivery.

— How To Vote — Please Choose One of the Following Voting Methods

Vote In Person: Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items

The Board of Directors recommends a vote FOR Proposals 1, 2, 3 and 4.

DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR ALL NOMINEES:
1.	Election of Nominees for Director:

1k.    Kenneth C. Rogers

1l.     Kenneth B. Woodrow

DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 2.

2.       To approve, on an advisory basis, the compensation of Delta’s named executive officers.

DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 3.

3.       To re-approve the performance goals under the Delta Air Lines, Inc. 2007 Performance Compensation Plan.

DELTA’S BOARD OF DIRECTORS RECOMMENDS A VOTE FOR PROPOSAL 4.

4.       To ratify the appointment of Ernst & Young LLP as Delta’s independent auditors for the year ending December 31, 2012.

1a.    Richard H. Anderson

1b.    Edward H. Bastian

1c.    Roy J. Bostock

1d.    John S. Brinzo

1e.    Daniel A. Carp

1f.    David G. DeWalt

1g.    Mickey P. Foret

1h.    Shirley C. Franklin

1i.     David R. Goode

1j.     Paula Rosput Reynolds